UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 5, 2008

GOLDEN STAR RESOURCE CORP.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-52837
(Commission File No.)

3340 Toopal Drive
Oceanside, California 92058
(Address of principal executive offices and Zip Code)

(210) 862-3071
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     Effective September 5, 2008, Kathrine MacDonald resigned as an officer and director of the Company. On the same date, Marilyn Miller was appointed to the board of directors and the positions of principal accounting officer, principal financial officer and secretary/treasurer.

     Since May 26, 2005, Marilyn Miller has been the Vice President of Marathon Gold Corp. and a member of the board of directors. Marathon Gold is in the business of gold mining and exploration. Since January 2007, Ms. Miller has been a director of Cierra Pacific Ventures. Cierra Pacific is in the business of mining exploration. Cierra Pacific does not file reports with the United States Securities and Exchange Commission, but is listed for trading on the TSX Venture Exchange under the symbol CIZ.H. Since April 2007, Ms. Miller has been President, Secretary Treasurer and a director of Royal Mining Corp., a private company. Since June 2007, Ms. Miller has been the President, Secretary, Treasurer and a director of Goldstream Mining Corp., a private company. Since July 2007, Ms. Miller has been a director of Tapestry Resource Corp. Tapestry Ventures is engaged in the business of mining exploration. Tapestry Ventures does not file reports with the United States Securities and Exchange Commission, but is listed for trading on the TSX Venture Exchange under the symbol TPV.H. From December 2000 to 2001, Ms. Miller was earning her degree at the Gemological Institute of America (GIA) in San Diego. Ms. Miller is self-employed as a GIA Graduate Gemologist Consultant since October, 2001. The Gemological Institute of America (GIA) is the world’s foremost respected authority in gemology. Marilyn Miller graduated as a Graduate Gemologist from GIA in May, 2001. Since December 2001, Ms. Miller has been President of Obelisk International Corporation. Obelisk International Corporation is located in Vancouver, British Columbia and is involved in the capital raising and development of diamond exploration and other resource projects. Marilyn Miller previously worked as an Investment Associate with REFCO Canada Corporation in Toronto, Ontario from February 1995 to June 2000. Marilyn Miller was an Investment Associate for RBC Dominion Securities, in Toronto, Ontario from September 1992 to January 1995. Marilyn Miller attended the University of Toronto September 1988 to May 1992. Ms. Miller is the sister of MacDonald.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Date: September 5, 2008

GOLDEN STAR RESOURCE CORP.

By:   MARILYN MILLER
        Marilyn Miller
        Principal Accounting Officer, Principal
        Financial Officer, Secretary/Treasurer and a
        member of the Board of Directors.